UBS Investment Bank
Fixed Bid Stratification
(DELCODE in ('BID,CMT,OWN,SVC')); JF20 39MM

Pool Summary	COUNT	UPB	%
Conforming	5	$762,858.34	1.95%
Non-Conforming	90	38,420,421.18	98.05
Total:	95	$39,183,279.52	100.00%
Data as of Date: 2004-02-01
AVG UPB: $412,455.57
GROSS WAC: 5.7524%
NET WAC: 5.502%
% SF/PUD: 97.75%
% FULL/ALT: 85.85%
% CASHOUT: 24.64%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 65.16%
% FICO > 679: 90.14%
% NO FICO: 0.00%
WA FICO: 731
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.91%
CALIFORNIA %: 22.72%
Latest Maturity Date: 20240201
Loans with Prepay Penalties: 0.91%

Product Type	COUNT	UPB	%
20 YR FXD	95	$39,183,279.52	100.00%
Total:	95	$39,183,279.52	100.00%

Original Balance	COUNT	UPB	%
$100,000.01 - $150,000.00	3	$363,824.67	0.93%
$150,000.01 - $200,000.00	1	190,000.00	0.48
$200,000.01 - $250,000.00	1	209,033.67	0.53
$300,000.01 - $350,000.00	8	2,708,937.35	6.91
$350,000.01 - $400,000.00	33	12,307,036.69	31.41
$400,000.01 - $450,000.00	22	9,377,759.76	23.93
$450,000.01 - $500,000.00	13	6,119,139.15	15.62
$500,000.01 - $550,000.00	7	3,633,860.01	9.27
$550,000.01 - $600,000.00	2	1,113,284.34	2.84
$600,000.01 - $650,000.00	5	3,160,403.88	8.07
Total:	95	$39,183,279.52	100.00%
Minimum: $111,150.00
Maximum: $650,000.00
Average: $414,285.99

Unpaid Balance	COUNT	UPB	%
$100,000.01 - $150,000.00	3	$363,824.67	0.93%
$150,000.01 - $200,000.00	1	190,000.00	0.48
$200,000.01 - $250,000.00	1	209,033.67	0.53
$300,000.01 - $350,000.00	10	3,404,987.84	8.69
$350,000.01 - $400,000.00	31	11,610,986.20	29.63
$400,000.01 - $450,000.00	23	9,827,709.97	25.08
$450,000.01 - $500,000.00	12	5,669,188.94	14.47
$500,000.01 - $550,000.00	7	3,633,860.01	9.27
$550,000.01 - $600,000.00	2	1,113,284.34	2.84
$600,000.01 - $650,000.00	5	3,160,403.88	8.07
Total:	95	$39,183,279.52	100.00%
Minimum: $111,150.00
Maximum: $650,000.00
Average: $412,455.57

Gross Rate	COUNT	UPB	%
5.001% - 5.250%	4	$2,286,000.00	5.83%
5.251% - 5.500%	35	13,723,794.76	35.02
5.501% - 5.750%	23	10,201,858.18	26.04
5.751% - 6.000%	13	4,589,716.42	11.71
6.001% - 6.250%	11	4,745,353.81	12.11
6.251% - 6.500%	7	2,903,067.11	7.41
6.501% - 6.750%	2	733,489.24	1.87
Total:	95	$39,183,279.52	100.00%
Minimum: 5.250%
Maximum: 6.625%
Weighted Average: 5.752%

Net Rate	COUNT	UPB	%
4.751% - 5.000%	4	$2,286,000.00	5.83%
5.001% - 5.250%	35	13,723,794.76	35.02
5.251% - 5.500%	23	10,201,858.18	26.04
5.501% - 5.750%	13	4,589,716.42	11.71
5.751% - 6.000%	11	4,745,353.81	12.11
6.001% - 6.250%	7	2,903,067.11	7.41
6.251% - 6.500%	2	733,489.24	1.87
Total:	95	$39,183,279.52	100.00%
Minimum: 5.000%
Maximum: 6.375%
Weighted Average: 5.502%

Original Term to Maturity	COUNT	UPB	%
181 - 240	95	$39,183,279.52	100.00%
Total:	95	$39,183,279.52	100.00%
Minimum: 240
Maximum: 240
Weighted Average: 240

Remaining Term to Stated Maturity	COUNT	UPB	%
181 - 240	95	$39,183,279.52	100.00%
Total:	95	$39,183,279.52	100.00%
Minimum: 230
Maximum: 240
Weighted Average: 236

Seasoning	COUNT	UPB	%
<= 0	2	$655,000.00	1.67%
1 - 1	2	878,000.00	2.24
2 - 2	12	5,164,062.63	13.18
3 - 3	21	8,186,923.24	20.89
4 - 4	19	8,636,953.11	22.04
5 - 5	18	7,312,067.75	18.66
6 - 6	17	6,962,272.18	17.77
7 - 12	4	1,388,000.61	3.54
Total:	95	$39,183,279.52	100.00%
Minimum: 0
Maximum: 10
Weighted Average: 4

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster_gc2.cas	Feb 2, 2004 11:44	Page 1 of 3

UBS Investment Bank
Fixed Bid Stratification
(DELCODE in ('BID,CMT,OWN,SVC')); JF20 39MM

FICO Scores	COUNT	UPB	%
620 - 629	1	$352,400.00	0.90%
630 - 639	1	341,000.00	0.87
640 - 649	2	508,382.70	1.30
650 - 659	2	793,416.35	2.02
660 - 669	3	1,176,123.75	3.00
670 - 679	2	693,864.30	1.77
680 - 689	7	2,996,913.02	7.65
690 - 699	8	3,078,037.74	7.86
700 - 709	4	1,523,595.62	3.89
710 - 719	8	3,350,855.59	8.55
720 - 729	5	2,475,923.63	6.32
730 - 739	3	1,482,636.27	3.78
740 - 749	11	4,559,783.58	11.64
750 - 759	10	4,255,985.35	10.86
760 - 769	11	4,503,063.86	11.49
770 - 779	7	3,048,728.64	7.78
780 - 789	6	2,574,868.39	6.57
790 - 799	2	899,026.06	2.29
800 - 809	2	568,674.67	1.45
Total:	95	$39,183,279.52	100.00%
Minimum: 622
Maximum: 801
Weighted Average: 731

Loan To Value Ratio	COUNT	UPB	%
25.001% - 30.000%	2	$730,675.64	1.86%
30.001% - 35.000%	2	1,123,284.78	2.87
40.001% - 45.000%	4	1,736,505.93	4.43
45.001% - 50.000%	6	2,358,315.59	6.02
50.001% - 55.000%	7	3,232,008.43	8.25
55.001% - 60.000%	10	4,203,820.07	10.73
60.001% - 65.000%	8	3,755,835.94	9.59
65.001% - 70.000%	11	4,525,973.04	11.55
70.001% - 75.000%	17	6,203,023.22	15.83
75.001% - 80.000%	24	10,299,692.73	26.29
80.001% - 85.000%	1	408,026.82	1.04
85.001% - 90.000%	2	494,967.33	1.26
90.001% - 95.000%	1	111,150.00	0.28
Total:	95	$39,183,279.52	100.00%
Minimum: 27.98%
Maximum: 95.00%
Weighted Average: 65.16%

Combined Loan To Value Ratio	COUNT	UPB	%
<= 0.000%	2	$848,319.33	2.17%
25.001% - 30.000%	2	730,675.64	1.86
30.001% - 35.000%	1	505,284.78	1.29
40.001% - 45.000%	3	1,465,238.44	3.74
45.001% - 50.000%	5	1,977,015.59	5.05
50.001% - 55.000%	9	4,122,513.06	10.52
55.001% - 60.000%	6	2,522,613.39	6.44
60.001% - 65.000%	7	3,353,835.94	8.56
65.001% - 70.000%	9	3,668,823.25	9.36
70.001% - 75.000%	20	7,463,697.22	19.05
75.001% - 80.000%	20	8,546,094.96	21.81
80.001% - 85.000%	3	1,208,036.29	3.08
85.001% - 90.000%	5	1,735,981.63	4.43
90.001% - 95.000%	3	1,035,150.00	2.64
Total:	95	$39,183,279.52	100.00%
Minimum: 0.00%
Maximum: 95.00%
Weighted Average: 67.35%

DTI	COUNT	UPB	%
<= 0.000%	45	$18,639,270.95	47.57%
6.001% - 11.000%	1	449,026.06	1.15
11.001% - 16.000%	1	355,000.00	0.91
16.001% - 21.000%	2	1,087,500.00	2.78
21.001% - 26.000%	7	2,977,703.97	7.60
26.001% - 31.000%	8	2,908,481.75	7.42
31.001% - 36.000%	9	3,378,298.10	8.62
36.001% - 41.000%	14	5,681,509.11	14.50
41.001% - 46.000%	3	1,285,076.00	3.28
46.001% - 51.000%	3	1,594,963.77	4.07
51.001% - 56.000%	2	826,449.81	2.11
Total:	95	$39,183,279.52	100.00%
Minimum: 0.000%
Maximum: 54.570%
Weighted Average: 34.206%

Geographic Concentration	COUNT	UPB	%
New York	23	$9,455,254.45	24.13%
California	22	8,902,542.84	22.72
Texas	10	4,328,440.72	11.05
New Jersey	7	2,574,985.51	6.57
Maryland	5	2,059,614.21	5.26
Massachusetts	5	1,950,032.74	4.98
Virginia	4	1,900,263.87	4.85
Illinois	3	1,191,208.63	3.04
Connecticut	2	1,083,952.28	2.77
Minnesota	2	961,250.00	2.45
Washington	2	805,694.03	2.06
Ohio	2	773,364.30	1.97
Kentucky	1	533,000.00	1.36
Hawaii	1	526,890.70	1.34
Georgia	1	462,776.09	1.18
Colorado	1	459,004.42	1.17
Pennsylvania	2	448,650.00	1.15
North Carolina	1	408,026.82	1.04
Alabama	1	358,327.91	0.91
Total:	95	$39,183,279.52	100.00%

North-South CA	COUNT	UPB	%
States Not CA	73	$30,280,736.68	77.28%
South CA	16	6,244,642.62	15.94
North CA	6	2,657,900.22	6.78
Total:	95	$39,183,279.52	100.00%

Zip Code Concentration	COUNT	UPB	%
20854	2	$766,664.21	1.96%
11566	2	760,709.95	1.94
75209	1	650,000.00	1.66
06877	1	641,000.00	1.64
90077	1	635,636.27	1.62
Other	88	35,729,269.09	91.18
Total:	95	$39,183,279.52	100.00%

Loan Purpose	COUNT	UPB	%
Rate & Term Refi	63	$26,438,474.29	67.47%
Cash Out Refi	25	9,653,336.69	24.64
Purchase	7	3,091,468.54	7.89
Total:	95	$39,183,279.52	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster_gc2.cas	Feb 2, 2004 11:44	Page 2 of 3

UBS Investment Bank
Fixed Bid Stratification
(DELCODE in ('BID,CMT,OWN,SVC')); JF20 39MM

Document Type	COUNT	UPB	%
Full	63	$26,196,761.97	66.86%
Alternate	17	7,442,083.01	18.99
Stated Income Full Asset	5	1,499,062.86	3.83
Streamline	3	1,224,186.79	3.12
1 Paystub/Assets Verified	2	965,950.00	2.47
Employment Verification Only	2	959,000.00	2.45
No Income No Asset	1	384,260.22	0.98
Income Only	1	381,300.00	0.97
Asset Only	1	130,674.67	0.33
Total:	95	$39,183,279.52	100.00%

Property Type	COUNT	UPB	%
Single Family	78	$31,882,387.33	81.37%
Pud	15	6,419,764.18	16.38
Coop	1	505,284.78	1.29
Low Rise Condo (2-4 floors)	1	375,843.23	0.96
Total:	95	$39,183,279.52	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	93	$38,405,808.02	98.02%
Investor Occupied	1	419,143.59	1.07
Second Home	1	358,327.91	0.91
Total:	95	$39,183,279.52	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	94	$38,826,915.22	99.09%
60.000	1	356,364.30	0.91
Total:	95	$39,183,279.52	100.00%
wa Term: 0.546

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	95	$39,183,279.52	100.00%
Total:	95	$39,183,279.52	100.00%

Silent 2nd	COUNT	UPB	%
N	79	$32,172,350.91	82.11%
Y	16	7,010,928.61	17.89
Total:	95	$39,183,279.52	100.00%

Lien Position	COUNT	UPB	%
1	95	$39,183,279.52	100.00%
Total:	95	$39,183,279.52	100.00%

Mortgage Ins.	COUNT	UPB	%
Assumed PMI Coverage	2	$241,824.67	0.62%
PMI Mortgage Insurance	1	364,292.66	0.93
Republic Mortgage Insurance	1	408,026.82	1.04
LTV <=80	91	38,169,135.37	97.41
Total:	95	$39,183,279.52	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster_gc2.cas	Feb 2, 2004 11:44	Page 3 of 3